Exhibit 10.45

GIGOPTIX, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of December 28, 2009, by and between GigOptix, Inc., a Delaware corporation (the “Company”), and each of the purchasers who execute the Purchaser Signature Page hereto (the “Purchaser”) as listed on Schedule A hereto.

R E C I T A L S

A. The Company desires to obtain funds from each Purchaser in order to provide working capital, and further the operations of the Company.

B. The Company is offering Units (the “Units”), each Unit comprised of (i) 12,500 shares of its common stock, $0.001 par value per share (the “Common Stock” and, the shares of Common Stock offered herein, being sometimes referred to herein as the “Shares”) and (ii) Common Stock Purchase Warrants in the form as annexed hereto as Exhibit A (the “Warrants”), to purchase 12,500 shares of Common Stock at an exercise price of $2.50 per share (the “Warrant Shares”), at a purchase price of $25,000 per Unit. The Shares, Warrants and Warrant Shares are sometimes collectively referred to herein as the “Securities”. The Shares and Warrant Shares are provided “piggyback” registration rights. Fractional Units may be sold provided that Purchasers acquire at least half a Unit.

C. Purchasers understand that there is a great deal of risk, illiquidity and uncertainty in the Purchase of the Units herein and that no assurance can be made that the Company will complete its business plans or, if completed, that it will be successful in doing so. Purchasers have received and examined all of the Company’s SEC Reports (as defined in Section 3.7.1), including, without limitation, any risk factors therein, and a Summary Term Sheet dated as of December 17, 2009 (the “Offering Summary”) containing such information as, among other things, a description of this offering and understand that an investment herein entails a high degree of risk and illiquidity, including loss of Purchaser’s entire investment.

D. The offering of Units is being made directly by the Company on a “best efforts” basis, with no minimum, but wherein a maximum of $1,000,000 for up to 40 Units may be sold and, the Company may utilize one or more placement agents who may act as finder and receive a fee therefore.

E. Placement Agent and the Company have consented to the appointment of Manufacturers and Traders Trust Company as independent Escrow Agent (the “Escrow Agent”), pursuant to the terms of the Escrow Deposit Agreement (the “Escrow Agreement”) annexed hereto as Exhibit B. All funds will be held in a non-interest bearing money market or other account with Escrow Agent. The Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered to escrow with the appropriate subscription documents and the minimum offering amount has been raised in accepted funds and subscriptions, the Escrow Agent may, at the request of the Placement Agent and Company together, disburse funds from escrow and conduct a Closing without any consent of or notice to Purchasers. The Placement Agent or Company may reject any subscriptions in whole or in part for any reason or for no reason and shall cause the Escrow Agent to return funds to the Purchaser to the extent of funds tendered for subscriptions which have not been accepted, or, retain the right to hold the same in escrow for acceptance at a future Closing, until termination of the offering, at which time, any unused subscription funds shall be returned to Purchaser.

AGREEMENT

It is agreed as follows:

1. PURCHASE AND SALE OF UNITS.

1.1 Purchase and Sale. In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, each Purchaser shall purchase, and the Company shall sell and issue to each Purchaser, Units comprised of the number of Shares and Warrants set forth on the signature page annexed to the end of this Agreement as executed by such Purchaser (the “Purchaser Signature Page”), issued in such Purchaser’s name, at a purchase price of $25,000 per Unit (the “Purchase Price”).

2. CLOSING.

2.1 Date and Time. The sale of Units will take place in one or more closings (“Closing”), subject to the satisfaction of all the parties hereto of their obligations herein. The Purchasers shall submit an executed copy of this Agreement to the Company and Placement Agent along with the Purchase Price by bank wire (or, with the consent of Placement Agent, by check) directly to the Escrow Agent. The Closing of the sale of Units contemplated by this Agreement shall take place from time to time as subscriptions are received, without any consent of or notice to Purchasers. Subscriptions that are not accepted will be returned with any funds (less wire fees). The Closing shall take place at the offices of the Company or at such other place as the Company and the Placement Agent shall agree in writing, on or before December 28, 2009 (each, a “Closing Date”), unless otherwise extended by the Company and Placement Agent up to a maximum of 45 days (the “Termination Date”).

2.2 Escrow Agent. Placement Agent and the Company have consented to the appointment of Manufacturers and Traders Trust Company as independent Escrow Agent and have all accepted the terms of the non-interest bearing Escrow Agreement, in the form as annexed hereto as Exhibit B (the “Escrow Agreement”). All amounts to be paid by Purchasers shall be deposited prior to the Closing into the escrow account (the “Escrow”) maintained by “Escrow Agent” pursuant to the terms of an Escrow Agreement and may be immediately drawn upon at each Closing as there is no minimum offering amount. Purchasers will not have an opportunity to approve of a Closing or request refund of any moneys held in escrow after a Closing has occurred during the offering period. Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered to escrow with the appropriate subscription documents and their subscription received, the Escrow Agent may, at the request of the Placement Agent and Company together, disburse funds from escrow and conduct a Closing without any consent or notice to Purchasers. The Placement Agent or Company may reject any subscriptions in whole or in part for any reason or for no reason and shall cause the Escrow Agent to return funds to the Purchaser to the extent of such non accepted funds, or, retains the right to hold the same in escrow for acceptance or rejection at a future closing, until termination of the offering, at which time, any unused subscription funds shall be returned to Purchaser.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to each Purchaser to enter into this Agreement and to purchase the Units, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein. All references in this Section 3 to the Shares, Warrants or Warrant Shares or Securities shall be deemed to include the Placement Agent Shares, Placement Agent Warrants (each as defined in Section 8 below) and shares issuable upon exercise of the Placement Agent Warrants, unless the context requires otherwise.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business in all jurisdictions as presently conducted and as proposed to be conducted. The Company and its subsidiaries have all government and other licenses and permits and authorizations to do business in all jurisdictions where their activities require such license, permits and authorizations, except where failure to obtain any such license, permit or authorization will not have a Material Adverse Effect, as defined herein.

3.2 Capitalization. As of December 16, 2009, the Company is authorized to issue 50,000,000 shares of Common Stock, of which, 8,872,735 shares were issued and outstanding, and 1,000,000 shares of preferred stock, of which none are issued and outstanding and none of which has been designated as a series or class with any specific rights or privileges. All outstanding shares of the Company’s capital stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights.

3.3 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement, the Warrants and the Escrow Agreement and any other transaction documents relating to this Agreement (collectively the “Transaction Documents”), (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares hereby or the Warrant Shares upon exercise of the Warrants. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.4 Valid Issuance of Securities. The Shares have been duly and validly authorized and, upon issuance, will be validly issued, fully paid and non-assessable. The Warrants have been duly and validly authorized, and, the Warrant Shares, when and if issued in accordance with the terms of the Warrants, shall be validly issued, fully paid and non-assessable. The Shares, upon issuance are, and the Warrant Shares, upon issuance in accordance with the Warrants will be, free and clear of any security interests, liens, claims or other encumbrances, other than restrictions upon transfer under federal and state securities laws.

3.5 No Conflict, Breach, Violation or Default;Third Party Consents. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (collectively, the “Company Documents”), or (ii) any statute, rule, regulation or order of any governmental agency, self regulatory agency, securities regulatory or insurance regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Company, any subsidiary or any of their respective assets or properties, or (iii) any material agreement or instrument to which the Company or any subsidiary is a party or by which the Company or a subsidiary is bound or to which any of their respective assets or properties is subject. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement or any Transaction Document.

3.6 No Material Adverse Change. Since September 30, 2009, except as identified and described in the SEC Reports (as defined below) or as described on Schedule 3.6, there has not been:

(i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Annual Report on Form 10-K and Amended Annual Report on Form 10-K/A for the year ended December 31, 2008 and Quarterly Reports on Form 10-Q for the quarters ended April 5, 2009, July 5, 2009, and October 4, 2009, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a material adverse effect on the Company’s assets, properties, financial condition, operating results or business of the Company and its subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted) (a “Material Adverse Effect”), individually or in the aggregate;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii) any material damage, destruction or loss, whether or not covered by insurance, to any assets, licenses, government permits, self regulatory agency permit or license, or properties of the Company or its subsidiaries;

(iv) any waiver, not in the ordinary course of business, by the Company or any subsidiary of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a subsidiary, except in the ordinary course of business and which has not had a Material Adverse Effect;

(vi) any change or amendment to the Company Documents, or material change to any material contract or arrangement by which the Company or any subsidiary is bound or to which any of their respective assets or properties is subject;

(vii) any material labor difficulties, labor disputes, non-compete or similar disputes, or labor union organizing activities with respect to employees of the Company or any subsidiary;

(viii) any material transaction entered into by the Company or a subsidiary other than in the ordinary course of business;

(ix) the loss of the services of any key employee, salesperson, or material change in the composition or duties of the senior management of the Company or any subsidiary;

(x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect;

(xi) any default of any indebtedness or, to the knowledge of the Company, breach of contract agreement, in each case with aggregate liabilities of greater than $50,000.

(xii) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

3.7 SEC Reports and Financial Statements.

3.7.1 The Company has delivered or made available to each Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since December 31, 2008 all of which are incorporated by reference herein (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the “SEC Reports”). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 (the “1934 Act”), as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.7.2 Except for the pro forma financial statements, if any, the consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.8 Securities Law Compliance. Without consideration of the actions of the Placement Agent (as defined in Section 8 herein), and assuming the accuracy of the representations and warranties of each Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Securities comprising the Units will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect (the “Securities Act”), and registration of the Shares, Warrants or Warrant Shares under the Securities Act for issuance herein is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the “blue sky” laws of any state, which filings will be made in a timely manner.

3.9 Tax Matters. The Company and each subsidiary has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company, taken as a whole. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any subsidiary or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company or other corporation or entity. For the purposes of this agreement, “Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company, after due inquiry.

3.10 Title to Properties. Except as disclosed in the SEC Reports, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Reports, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

3.11 Intellectual Property.

Except as set forth in Schedule 3.11:

(i) All Intellectual Property of the Company is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company which is necessary for the conduct of Company’s and each of its subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened. No patent of the Company has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(ii) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s business as currently conducted or as currently proposed to be conducted to which the Company or any subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company and, to the Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under any such License Agreement.

(iii) The Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s and each of its subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company’s and its subsidiaries’ properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company’s and its subsidiaries’ businesses. The Company has a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its subsidiaries.

(iv) To the Company’s Knowledge, the conduct of the Company’s business as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of the Company’s business as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its subsidiaries and the Company’s use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.

(v) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or any of its subsidiaries’ ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of the Company’s and each of its subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted.

(vi) The Company has taken reasonable steps to protect the Company’s rights in its Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and each of its subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof, except where the failure to do so has not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate. Except under confidentiality obligations, there has been no material disclosure of any Confidential Information to any third party.

3.12 Environmental Matters. To the Company’s Knowledge, neither the Company nor any subsidiary (if any) (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

3.13 Litigation. Except as described in the SEC Reports, there are no pending material actions, suits or proceedings against or affecting the Company, its subsidiaries or any of its or their properties; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated.

3.14 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person, as defined below, acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities. “Person” means any individual, corporation, company, limited liability company, partnership, limited liability partnership, trust, estate, proprietorship, joint venture, association, organization or entity.

3.15 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act. For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

3.16 Questionable Payments. Neither the Company nor any of its subsidiaries nor, to the Company’s Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any subsidiary, has on behalf of the Company or any subsidiary or in connection with their respective businesses: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (iii) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (iv) made any false or fictitious entries on the books and records of the Company or any subsidiary; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.17 Transactions with Affiliates. Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.18 Internal Controls. Except as set forth in the SEC Reports, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. Except as set forth in the SEC Reports, the Company and the subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in the 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308 of Regulation S-B) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

3.19 Disclosures. Neither the Company, the Placement Agent, nor any Person acting on any of their behalf has provided the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the

Purchasers in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.20 Third Party Beneficiaries. The Company acknowledges that Placement Agent, other selling agents, and Wellfleet Partners, Inc., are third party beneficiaries to the representations and warranties made hereby.

4. REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

Each Purchaser hereby represents warrants and covenants with the Company as follows. For avoidance of doubt, these warranties and representations are made to the Company as well as both Placement Agent and other members of the selling group, and Wellfleet Partners, Inc., as third party beneficiaries hereto:

4.1 Legal Power. Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement or any other Transaction Documents to which it is a party.

4.2 Due Execution. The execution and performance of the terms under this Agreement and the Accredited Investor Questionnaire commencing Page SP-2 appended at the end of this Agreement (the “Questionnaire”) and Purchaser Signature Page hereto, have been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser.

4.3 Access to Information. Each Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares. Each Purchaser represents that such Purchaser has received and reviewed copies of the SEC Reports and Offering Summary. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as such Purchaser or such Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Shares.

4.4 Restricted Securities.

4.4.1 Each Purchaser has been advised that none of the Securities have been registered under the Securities Act or any other applicable securities laws and that Shares are being offered and sold pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, and that the Company’s reliance upon Section 4(2) and/or Rule 506 of Regulation D is predicated in part on such Purchaser representations as contained herein (including, for avoidance of doubt, the Questionnaire). Each Purchaser acknowledges that the Securities will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Company, an applicable exemption from registration is available.

4.4.2 Each Purchaser represents that such Purchaser is acquiring the Shares for such Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.4.3 Each Purchaser understands and acknowledges that the certificates representing the Shares, Warrants and, if issued, the Warrant Shares, will bear substantially the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”

4.4.4 Each Purchaser acknowledges that an investment in the Shares is not liquid and is transferable only under limited conditions. Each Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Securities. Each Purchaser is an “accredited investor” as defined under Rule 501 under the Securities Act.

4.4.5 The representations made by each Purchaser on the Questionnaire (commencing page SP-2 appended at the end hereof) and Purchaser Signature Page are true and correct.

4.5 Purchaser Sophistication and Ability to Bear Risk of Loss. Each Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition. Each Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

4.7 Purchases by Groups. Each Purchaser represents, warrants and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the 1934 Act.

4.8 Independent Investigation. Each Purchaser in making his decision to purchase the Units herein, has relied solely upon an independent investigation made by him and his legal, tax and/or financial advisors and, is not relying upon any oral representations of the Company or the Placement Agent.

4.9 No Advertising. Each Purchaser has not received any general solicitation or advertising regarding the offer of the Units.

4.10 Placement Agent Review. Each Purchaser acknowledges that neither Sandgrain Securities, Inc., as “Placement Agent” nor Wellfleet Partners, Inc., has made a purchase recommendation, research report or provided a rating or, independently verified the accuracy, completeness, materiality or otherwise, of any information, representation or warranty contained in this Purchase Agreement, the SEC Reports, or any offering materials provided, that such placement agent related entities and their principals shall have no liability for any representation (express or implied) contained in, or for any omissions from, the Purchase Agreement or any offering documents provided or any other written or oral communications transmitted to the recipient in the course of his or her evaluation of the investment, and that it is understood that each prospective investor will make an independent investigation and analysis of a potential investment in the Company with its legal, tax or financial advisors, and will be relying upon same in making any such investment.

5. AGREEMENT TO RELEASE FROM ESCROW.

5.1 Release of Funds from Escrow upon Execution and Closing. The Purchasers and the Company hereby acknowledge that all funds shall be in the Escrow prior to Closing. In connection therewith, the Company and Purchasers each authorize and instruct the Escrow Agent to disburse funds from Escrow upon satisfaction of the closing conditions herein, substantially in accordance with the terms hereof, as more fully specified by written instruction of the Placement Agent and the Company. No consent of or notice to Purchasers shall be necessary whatsoever in connection with such release and disbursement at Closing, and the Purchasers and Company jointly and severally indemnify the Escrow Agent and Placement Agent for any and all acts taken in good faith to implement the foregoing.

6. COVENANTS OF THE COMPANY AND PURCHASER;REGISTRATION RIGHTS.

6.1 Use of Proceeds. The Company intends to employ the net proceeds from the purchase and sale of the Shares for general working capital purposes only and not for the repayment of any existing debt. The proceeds from the purchase and sale of the Shares may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company, litigation related settlements, Placement Agent fees, nor non-trade obligations outstanding on a Closing Date. Pending the Company’s use of the proceeds from the purchase and sale of the Shares, the Company intends to invest the funds in government securities and insured, short–term, interest–bearing investments of varying maturities.

6.2 Registration Rights. For purposes of this Section 6.2, all references to the Purchaser shall be deemed to mean and include, the Purchaser, Placement Agent and their respective assigns as holders of Registrable Securities (as defined in Section 6.2.1(b) below)

6.2.1 Notice of Registration. If the Company shall determine to register any of its securities under the Securities Act in connection with the public offering of such securities, either for its own account or the account of a security holder, other than (A) a registration relating to employee benefit plans, (B) a registration relating to Rule 145 or similar transaction, or (C) a registration on any form that does not include substantially the same information as could be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

(a) promptly give to each Purchaser written notice thereof; and

(b) use commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any such Purchaser, except as set forth in Section 6.2.2 below. In the event that the Company decides for any reason not to complete the registration of securities other than Registrable Securities as part of an underwritten public offering it shall specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through underwriters under such registration.

“Registrable Securities” means (i) the Shares, the Warrant Shares and all other shares of Common Stock held by, or issuable to, the Purchasers or its assigns and, (ii) any Placement Agent Shares and Common Stock underlying the Placement Agent Warrants issued to the Placement Agent or its assigns pursuant to the terms of this Agreement which have not been registered under the Securities Act pursuant to an effective registration statement filed thereunder; provided, however, that the Purchasers shall not be required to exercise the Warrants in order to have the Warrant Shares included in any registration statement filed on the appropriate form with, and declared effective by, the SEC under the Securities Act and covering the resale by the Purchasers of the Registrable Securities (a “Registration Statement”).

6.2.2 Registration Process. In connection with the registration of the Registrable Securities pursuant to Section 6.2.1, the Company shall:

(a) Prepare and file with the SEC the Registration Statement and such amendments (including post effective amendments) to the Registration Statement and supplements to the prospectus included therein (a “Prospectus”) as the Company may deem necessary or appropriate and take all lawful action such that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the period commencing on the effective date of the Registration Statement and ending on the date on which all of the Registrable Securities may be sold to the public without registration under the Securities Act in reliance on Rule 144 (the “Registration Period”) include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b) Comply with the provisions of the Securities Act with respect to the Registrable Securities covered by the Registration Statement until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by each Purchaser as set forth in the Prospectus forming part of the Registration Statement or (ii) the date on which the Registration Statement is withdrawn;

(c) Furnish to each Purchaser and its legal counsel identified to the Company (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities;

(d) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Purchasers reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(e) As promptly as practicable after becoming aware of such event, notify each Purchaser of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Purchaser as such Purchaser may reasonably request;

(f) As promptly as practicable after becoming aware of such event, notify each Purchaser (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(g) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

(h) Make generally available and deliver to each Purchaser participating in the Registration Statement, an earnings statement of the Company that will satisfy the provisions of Section 11(a) of the Securities Act covering a period of 12 months beginning after the effective date of such Registration Statement as soon as reasonably practicable after the termination of such 12-month period;

(i) In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post effective amendment to the Registration Statement such information as the underwriters reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post effective amendment;

(j) Make reasonably available for inspection by each Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Purchaser or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company’s officers, directors and employees to supply all information reasonably requested by such Purchaser or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any nonpublic information shall be kept confidential by such Purchasers and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such Purchaser or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Purchasers and the other parties entitled thereto by one firm of counsel designated by and on behalf of the majority in interest of Purchasers and other parties;

(k) In connection with any offering, make such representations and warranties to the Purchasers and to the underwriters if an underwritten offering, in form, substance and scope as are customarily made by a company to underwriters in secondary underwritten offerings;

(l) In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the underwriters; and

(m) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Purchaser may request and maintain a transfer agent for the Common Stock;.

6.2.3 Obligations and Acknowledgements of the Purchasers. In connection with the registration of the Registrable Securities, each Purchaser shall have the following obligations and hereby make the following acknowledgements:

(a) It shall be a condition precedent to the obligations of the Company to include the Registrable Securities in the Registration Statement that each Purchaser wishing to participate in the Registration Statement (i) shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and (ii) shall execute such documents in connection with such registration as the Company may reasonably request. Prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser (the “Requested Information”) if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement. If a Purchaser notifies the Company and provides the Company the information required hereby prior to the time the Registration Statement is declared effective, the Company will file an amendment to the Registration Statement that includes the Registrable Securities of such Purchaser provided, however, that the Company shall not be required to file such amendment to the Registration Statement at any time less than five (5) business days prior to the effective date.

(b) Each Purchaser agrees to cooperate with the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement;

(c) Each Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6.2.2(e) or 6.2.2(f), such Purchaser shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Purchaser’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.2.2(e) and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Purchaser’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

(d) Each Purchaser acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registrable Securities being registered for resale by it, and if a Purchaser includes Registrable Securities for offer and sale within a Registration Statement such Purchaser hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

6.2.4 Expenses of Registration. All expenses (other than underwriting discounts and commissions and the fees and expenses of a Purchaser’s counsel) incurred in connection with registrations, filings or qualifications pursuant to this Section 6.2, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

6.2.5 Indemnification and Contribution

(a) Indemnification by the Company. The Company shall indemnify and hold harmless each Purchaser and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act (each such Person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 6.2.2(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

(b) Indemnification by the Purchasers and Underwriters. Each Purchaser agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, severally and not jointly, as a consequence of facilitating such disposition of Registrable Securities to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Purchaser shall not be liable under this Section 6.2.5(b) for any amount in excess of the net proceeds paid to such Purchaser in respect of Registrable Securities sold by it.

(c) Notice of Claims, etc. Promptly after receipt by a Person seeking indemnification pursuant to this Section 6.2.5 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the Person against whom indemnification pursuant to this Section 6.2.5 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out of pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in the preceding sentence, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment or contain any admission of wrongdoing.

(d) Contribution. If the indemnification provided for in this Section 6.2.5 is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.5(d) were determined by pro rata allocation (even if the Purchasers or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.2.5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Limitation on Purchasers’ and Underwriters’ Obligations. Notwithstanding any other provision of this Section 6.2.5, in no event shall (i) any Purchaser have any liability under this Section 6.2.5 for any amounts in excess of the dollar amount of the proceeds actually received by such Purchaser from the sale of Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) any underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

(f) Other Liabilities. The obligations of the Company under this Section 6.2.5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6.2.5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6.2.5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

6.2.6 Rule 144. With a view to making available to the Purchasers the benefits of Rule 144, the Company agrees to use its best efforts to:

(a) comply with the provisions of paragraph (c)(1) of Rule 144; and

(b) file with the SEC in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the 1934 Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Purchasers, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

6.2.7 Common Stock Issued Upon Stock Split, etc. The provisions of this Section 6.2 shall apply to any shares of Common Stock or any other securities issued as a dividend or distribution in respect of the Shares or the Warrant Shares.

6.2.8 No Superior Rights. The Company will not grant registration rights to any other Person that are superior to the registration rights granted in this Section 6.2, or that will entitle the Company to reduce the amount of securities of the selling Purchasers included in a Registration Statement prior to reducing the amount of securities of the other Person included in such Registration Statement.

6.3 Right of First Offer. Subject to the terms and conditions specified in this Section 6.3, the Company hereby grants to each Purchaser and Placement Agent, or their assigns, a right of first offer with respect to future sales by the Company of its equity securities; provided, however, that the Purchaser shall keep such offers confidential and execute appropriate purchase agreement documentation as provided to other investors in such offering. A Purchaser who chooses to exercise the right of first offer may designate as purchasers under such right itself or its Affiliates, in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of, or equity securities convertible into or exercisable for any shares of, any class of its capital stock (“Equity Securities”), the Company shall first make an offering of such Equity Securities to each Purchaser in accordance with the following provisions:

6.3.1 The Company shall deliver a notice (the “RFO Notice”) to the Purchasers stating (i) its bona fide intention to offer such Equity Securities, (ii) the number of such Equity Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Equity Securities.

6.3.2 Within 15 days after delivery of the RFO Notice, each Purchaser may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Equity Securities which equals the proportion that the number of shares of Common Stock issued and held by such Purchaser bears to the sum of the total number of shares of Common Stock then outstanding. Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing.

6.3.3 The Company may, during the 45 day period following the expiration of the period provided in Section 6.3.2 hereof, offer the remaining unsubscribed portion of the Equity Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Equity Securities within such period, the right provided hereunder shall be deemed to be revived and such Equity Securities shall not be offered unless first reoffered to the Purchasers in accordance herewith.

6.3.4 The right of first offer in this Section 6.3 shall not be applicable to (i) the issuance of securities in connection with stock dividends, stock splits or similar transactions; (ii) the issuance or sale of Common Stock (or options therefor) to employees, consultants and directors of the Company, directly or pursuant to a stock option plan, restricted stock purchase plans or other stock plan approved by the Board of Directors; (iii) the issuance of securities to financial institutions, equipment lessors, brokers or similar persons in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Board of Directors; (iv) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date of this Agreement, including without limitation, warrants, notes or options; (v) the issuance of securities in connection with bona fide acquisition, merger or similar transaction, the terms of which are approved by the Board of Directors; or (vi) the issuance of securities to an entity as a component of any business relationship with such entity primarily for the purpose of (A) joint venture, technology licensing or development activities, (B) distribution, supply or manufacture of the Company’s products or services or (C) any other arrangements involving corporate partners that are primarily for purposes other than raising capital, the terms of which business relationship with such entity are approved by the Board of Directors. In addition to the foregoing, the right of first offer in this

Section 6.3 shall not be applicable with respect to any Purchaser and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Purchaser is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

Section 6.3.5 Notwithstanding the foregoing, the right of first offer in this Section 6.3 shall terminate and be of no further force or effect immediately prior to the consummation of a follow-on public offering conducted by the Company.

7. CONDITIONS

7.1 Conditions Precedent to the Obligation of the Company to Close and to Sell the Shares. The obligation hereunder of the Company to close and issue and sell the Shares to the Purchasers at a Closing is subject to the satisfaction or waiver, at or before such Closing of the conditions set forth below. These conditions are for the Company’s and Placement Agent’s sole benefit and may be waived by the Company and Placement Agent at any time in their sole discretion.

7.1.1 Accuracy of the Purchasers’ Representations and Warranties. The representations and warranties of each Purchaser (including, for avoidance of doubt, those relating to the Questionnaire) shall be true and correct in all material respects as of the date when made and as of such Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

7.1.2 Performance by the Purchasers. Each Purchaser shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to such Closing.

7.1.3 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.1.4 Delivery of Purchase Price. The Purchase Price for the Shares shall be available in cleared funds in Escrow and authorized by the Company and Placement Agent, in their sole and absolute discretion, for distribution on such Closing in accordance with the terms hereof.

7.1.5 Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

7.2 Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Shares. The obligation hereunder of the Purchasers to purchase the Shares and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before such Closing, of each of the conditions set forth below. These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers and Placement Agent at any time in their sole discretion.

7.2.1 Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of such Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

7.2.2 Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing.

7.2.3 No Suspension, Etc. Trading in the Common Stock of the Company shall not have been suspended by the SEC or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to such Closing, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

7.2.4 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.2.5 No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been initiated, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

7.2.6 Shares and Warrants. At the Closing, the Company shall have delivered to the Purchasers the Warrants and the Shares and shall have delivered to the Placement Agent the Placement Agent Warrants and Placement Agent Shares along with all appropriate board resolutions or other necessary documentation in order to issue the Shares in such denominations as each Purchaser may request. The Company shall also deliver this Agreement, duly executed by the Company.

7.2.7 Secretary’s Certificate. The Company shall have delivered to the Purchasers a secretary’s certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Company’s Certificate of Incorporation, (iii) the Bylaws, each as in effect at such Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

7.2.8 Officer’s Certificate. On the Closing Date, the Company shall have delivered to the Purchasers a certificate signed by an executive officer on behalf of the Company, dated as of such Closing Date, confirming the accuracy of the Company’s representations, warranties, and covenants as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (7.2.2)-(7.2.5) and (7.2.9) of this Section 7.2 as of such Closing (provided that, with respect to the matters in paragraphs (7.2.4) and (7.2.5) of this Section 7.2, such confirmation shall be based on the knowledge of the executive officer after due inquiry).

7.2.9 Material Adverse Effect. No Material Adverse Effect shall have occurred at or before such Closing Date.

7.2.10 Opinion of Counsel. Counsel for the Company shall have delivered an opinion, in reasonably satisfactory form, to the effect of the due/valid issuance of all Securities and placement agent compensation, due authority, validity, binding effect of all relating agreements and the Warrants and, no violations of law, defaults or conflicts caused by this Agreement and related transaction.

8. PLACEMENT AGENT/LEGAL FEES.

8.1 Placement Agent’s Commission. The Company acknowledges that it has retained Sandgrain Securities, Inc. to act as its managing Placement Agent (the “Placement Agent”). The Company agrees that it will pay the Placement Agent (and other agents it may select), at each Closing, (i) a cash commission of 8% of the amount raised by it as Placement Agent (but excluding amounts purchased by Purchasers for which the Placement Agent did not act as such) or an aggregate of up to $80,000 in cash and a 1% non-accountable expense allowance not to exceed $10,000 (with such amount similarly calculated solely upon the amount raised by it as Placement Agent) and (ii) such number of shares of Common Stock as equals 8% of the number of Shares issued as part of the Units at each Closing (the “Placement Agent Shares”) and warrants (the “Placement Agent Warrants”) to purchase such number of warrant shares as equals 8% of the number of Warrants issued as part of the Units at each Closing, which amounts may be subdivided amongst the managing Placement Agent and other agents (who are appropriately FINRA registered) retained, but for which such amounts shall be calculated solely upon the number of Units purchased by Purchasers for which the Placement Agent or other agents acted as such. The Placement Agent Warrants shall be identical in all material respects to the Warrants issued as part of the Units to the Purchasers and, the shares underlying the Placement Agent Warrants. The Placement Agent Shares and Common Stock underlying the Placement Agent Warrants shall be deemed Registrable Securities under this Agreement.

8.2 Legal Fees. The Company shall pay all legal fees of the Placement Agent in connection with this Agreement up to $10,000 (of which $5,000 shall have been paid prior to commencement of the offering) plus blue sky legal costs and filing fees.

9. MISCELLANEOUS.

9.1 Indemnification. Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Shares by such Purchaser in violation of the Securities Act or applicable state securities law.

9.2 Governing Law. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. Each of the parties hereto and their assigns hereby consents to the exclusive jurisdiction and venue of the Courts of the State of New York, located in the City and County of New York and the United States District Court, Southern District, for the State of New York with respect to any matter relating to this Agreement and performance of the parties’ obligations hereunder, the documents and instruments executed and delivered concurrently herewith or pursuant hereto and performance of the parties’ obligations thereunder and each of the parties hereto hereby consents to the personal jurisdiction of such courts and shall subject itself to such personal jurisdiction. Any action, suit or proceeding relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process in any action, suit or proceeding relating to such matters may be made and served within or outside the State of New York by registered or certified mail to the parties and their representatives at their respective addresses specified in Section 18 hereof, provided that a reasonable time, not less than thirty (30) days, is allowed for response. Service of process may also be made in such other manner as may be permissible under the applicable court rules. THE PARTIES HERETO WAIVE TRIAL BY JURY.

9.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

9.4 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

9.5 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.6 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

9.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	GigOptix, Inc.
2400 Geng Road, Suite 100
Palo Alto, CA 94303
Attention: Dr. Avi Katz
Fax No.: (650) 424-1938

With a copy to:	Jeffrey C. Selman, Esq.
Nixon Peabody, LLP
200 Page Mill Road
Second Floor
Palo Alto, CA 94306-2022

If to the Purchaser:	At the address set forth on the Purchaser’s Signature Page

With a copy to:	Sandgrain Securities, Inc.
1050 Franklin Avenue, Suite 300
Garden City, NY 11530
Facsimile: (516) 741-0390
Attention: Peter Grassel

With a copy to:	Law Office of Ronniel Levy, Esq.
22 West 48th Street, Suite 601
New York, New York 10036
Facsimile 646-219-1574

9.8 Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

9.9 Consent of Purchasers. As used in the Agreement, “consent of the Purchasers” or similar language means the consent of holders of not less than 50% of the total of the outstanding Shares owned by Purchasers on the date consent is requested.

9.10 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.11 Further Assurances. At any time and from time to time after the Closing, upon reasonable request of the other, each party shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as may be reasonably required for the more complete consummation of the transactions contemplated herein.

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. THIS SALE IS BEING MADE IN FLORIDA. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY AT THE ADDRESS ON THE COVER PAGE OF THIS TERM SHEET.

[Counterpart Signature Page To Securities Purchase Agreement of

GigOptix, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - See Purchaser Signature Pages following the Questionnaire)

COMPANY

GIGOPTIX, INC

(By Execution of Acceptance Page following Certificate of Signatory)

PURCHASER SIGNATURE PAGE

The undersigned Purchaser has read the Securities Purchase Agreement of GigOptix, Inc., dated as of December 28, 2009, and acknowledges that the completion of this Questionnaire and the execution of the Purchaser Signature Page that follows shall constitute the undersigned’s execution of such Agreement. This Questionnaire is and shall remain part of the Agreement. All capitalized terms used herein shall be as defined in such Agreement

I hereby subscribe for              Unit(s), at a Purchase Price of $25,000 per Unit, each Unit comprised of 12,500 Shares of Common Stock of the Company and Common Stock Purchase Warrants to purchase 12,500 shares of Common Stock at an exercise price of $2.50 per share, for an aggregate Purchase Price of $            .

I am a resident of the State(s) of                                          and                                         .

Please print above the exact name(s) in which the Shares and Warrants are to be held

My address is:

ACCREDITED INVESTOR QUESTIONNAIRE

GigOptix, Inc. Offering of Units

I acknowledge that the offering of the Units is subject to the Federal securities laws of the United States and state securities laws of those states in which the Units are offered, and that, pursuant to the U.S. Federal securities laws and state securities laws, the Units may be purchased by persons who come within the definition of an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (“Regulation D”).

By initialing one of the categories below, I represent and warrant that I come within the category so initialed and have truthfully set forth the factual basis or reason I come within that category. All information in response to this paragraph will be kept strictly confidential. I agree to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

NOTE: You must either initial that at least ONE category.

Individual Purchaser:

(A Purchaser who is an individual may initial either Category I, II, or III)

Category I	I am a director or executive officer of the Company.

Category II	I am an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with my spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth, you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category III	I am an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2007 and 2008, or joint income with my spouse in excess of $300,000 in 2007 and 2008, and I have a reasonable expectation of reaching the same income level in 2009.

Entity Purchasers:

(A Purchaser which is a corporation, limited liability company, partnership, trust, or other entity may initial either Category IV, V, VI, VII or VIII)

Category IV	The Purchaser is an entity in which all of the equity owners are “Accredited Investors” as defined in Rule 501(a) of Regulation D. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

Category V	The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a “Sophisticated Person” as described in Rule 506(b)(2)(ii) of Regulation D.

Category VI	The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

(describe entity)

Category VII	The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(describe entity)

Executed this              day of             , 2009 at             ,             .

PURCHASER SIGNATURE PAGE

(For Individual Purchasers)

This Securities Purchase Agreement of GigOptix, Inc. (including the Questionnaire) is hereby executed and entered into by the below Purchaser.

No. of Units: (@$25,000 per Unit)
Signature (Individual)
No of Shares/Warrants:
Name (Print)
Purchase Price $
Street address

City, State and Zip Code

Tax Identification or Social Security Number

( )
Telephone Number

( )
Facsimile Number

Address to Which Correspondence Should Be Directed (if different from above)

c/o Name

Street Address

City, State and Zip Code

( )
Telephone Number

( )
Facsimile Number

PURCHASER SIGNATURE PAGE

(for Corporation, Partnership, Trust or Other Entities)

This Securities Purchase Agreement of GigOptix, Inc. (including the Questionnaire) is hereby executed and entered into by the below Purchaser:

No. of Units: (@$25,000 per Unit)
Name of Entity
No of Shares/Warrants:
Type of Entity (i.e., corporation, partnership, etc.)
Purchase Price $

Tax Identification or Social Security Number

State of Formation of Entity

Name of Signatory Typed or Printed

Its:
Title

Address to Which Correspondence Should Be Directed (if different from above)

c/o Name

Street Address

City, State and Zip Code

( )
Telephone Number

( )
Facsimile Number

*	If Units are being subscribed for by an entity, the Certificate of Signatory that follows must also be completed.

CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed for by an entity)

I,                                                         , am the                                          of                                                           (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the Shares and Warrants that comprise the Units. The Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this      day of                     , 2009.

Signature

ACCEPTANCE PAGE TO SECURITIES PURCHASE AGREEMENT OF

GIGOPTIX, INC

The foregoing subscriptions for              Units, for an aggregate purchase price of $             at a Purchase Price of $25,000 per Unit, in accordance with the foregoing Securities Purchase Agreement, AGREED AND ACCEPTED; provided, however, that the Company may accept additional subscriptions from time to time without consent of Purchasers until the maximum offering amount (plus the over-allotment option, if any) are accepted and Closed upon, in accordance with this Agreement:

GIGOPTIX, INC

By:
Name:	Dr. Avi Katz
Title:	Chief Executive Officer

Date: December 28, 2009

COMPANY DISCLOSURE SCHEDULE

Capitalized terms not otherwise defined in this Company Disclosure Schedule shall have the same meaning as in the Agreement.

The disclosure of any matter in this Company Disclosure Schedule should not be construed as indicating that such matter is necessarily required to be disclosed in order for any representation or warranty in the Agreement to be true and correct in all material respects. Any description of any document included in this Company Disclosure Schedule is qualified in all respects by reference to such document.

SCHEDULE 3.6

MATERIAL ADVERSE CHANGE

As disclosed in the Company’s SEC reports in its Current Report on Form 8-K dated November 10, 2009 and Quarterly Report on Form 10-Q for the quarter ended October 4, 2009, dated November 9, 2009, the Company completed an acquisition of ChipX, Incorporated (“ChipX”), a leading high speed analog semiconductor manufacturer specializing in analog and mixed signal custom Application Specific Integrated Circuits. The acquisition was consummated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and between GigOptix, a wholly-owned subsidiary of GigOptix and ChipX, dated November 9, 2009. As a result of the acquisition, there has been a change in the consolidated assets, liabilities, financial condition and operating results of GigOptix.

SCHEDULE 3.11

INTELLECTUAL PROPERTY

None

SCHEDULE A

SCHEDULE OF SUBSCRIBERS

Name	No. of Units	Purchase Price
David E. Fass & Marian L. Fass, JTWROS	2		$50,000
Nigel Gregg	1/2		$12,500
Hanka Lew	1		$25,000
Arthur Luxenberg	4		$100,000
Gilbert D. & Nancy L. Raker, JTWROS	1/2		$12,500
Jeffrey Schnapper	1		$25,000
Madeleine Sheridan	1/2		$12,500
Steve Vago	2		$50,000
David M. Weinberg	1 1/2		$37,500

	Total: 13	Total: $	325,000

EXHIBIT A

Form of Common Stock Purchase Warrant

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Warrant No. [ ]	Number of Shares: [ ]
(subject to adjustment)
Date of Issuance: December 28, 2009

GIGOPTIX, INC.

COMMON STOCK PURCHASE WARRANT

(VOID AFTER DECEMBER 28, 2013)

GigOptix, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that [                    ], or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after June 28, 2010 and on or before 5:00 p.m. (Eastern time) on December 28, 2013 (the “Exercise Period”), [                    ] shares of Common Stock, $0.001 par value per share, of the Company (“Common Stock”), at a purchase price of $2.50 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively.

This Warrant is issued pursuant to, and is subject to the terms and conditions of the Securities Purchase Agreement between the Company and the Registered Holder, dated as of December 28, 2009.

1. Exercise.

(a) Exercise Procedure. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the aggregate Purchase Price payable in respect of the number of Warrant

Shares purchased upon such exercise. A facsimile signature of the Registered Holder on the purchase form shall be sufficient for purposes of exercising this Warrant, provided that the Company receives the Registered Holder’s original signature with three (3) business days thereafter.

(b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Net Issue Exercise.

(i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit I duly executed by or on behalf of such Registered Holder, in which event the Company shall issue to such Registered Holder a number of shares of Warrant Shares computed using the following formula:

X =	Y(A – B)
A

Where	X = The number of shares of Warrant Shares to be issued to the Registered Holder.

Y = The number of shares of Warrant Shares purchasable under this Warrant (at the date of such calculation).

A = The fair market value of one share of Warrant Shares (at the date of such calculation).

B = The Purchase Price (as adjusted to the date of such calculation).

(ii) For purposes of this Section 1(c), the fair market value of one share of Warrant Stock on the date of calculation shall mean the Fair Market Value (as determined in subsection 2(e) below).

(d) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 3 trading days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 1(c), shall include both the number of Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

2. Adjustments.

i. Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of Warrant Shares shall be proportionately increased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

ii. Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

iii. Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

iv. Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of such Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Reorganization by (B) a fraction, the numerator of which is the Fair Market Value (as determined in subsection 2(e) below) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board (using the principles set forth in subsection 2(e) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

v. Fair Market Value. The Fair Market Value per share of Common Stock shall be determined as follows:

(i) If the Common Stock is listed on a national securities exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (2) below).

(ii) If the Common Stock is not listed on a national securities exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 10 days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 2(e)(2) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

(f) Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

(g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price, as applicable) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(d) above.

4. Transfers.

•

The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

•

The Registered Holder acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

5. Other Representations of Registered Holder. With respect to this Warrant, the Registered Holder represents and warrants to the Company as follows:

(a) Experience. It is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; it understands that acquisition of this Warrant and investment in the Warrant Shares involves substantial risks; it has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Registered Holder any and all written information it has requested; the officers of the Company have answered to Registered Holder’s satisfaction all inquiries made by it; it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company; it can afford to bear the economic risk of holding the unregistered Warrant and Warrant Shares for an indefinite period of time and has adequate means for providing for its current needs and contingencies; and can afford to suffer a complete loss of its investment in the Warrant and Warrant Shares.

(b) Investment. It is acquiring this Warrant and the Warrant Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof.

(c) Rule 144. It acknowledges that this Warrant and the Warrant Shares must be held indefinitely unless, as provided for pursuant to subsection 4(b), they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

(d) Access to Data. It has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has had the opportunity to inspect the Company’s facilities.

(e) Accredited Investor. It is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

6. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

7. Notices of Record Date, etc. In the event:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

9. Exchange or Replacement of Warrants.

(a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

12. Amendment or Waiver. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Registered Holder.

13. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

14. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

15. Facsimile Signatures. This Warrant may be executed by facsimile signature.

* * * * * * *

EXECUTED as of the Date of Issuance indicated above.

GIGOPTIX, INC.

By:
Name: Avi Katz
Title: Chairman and Chief Executive Officer

EXHIBIT I

PURCHASE/EXERCISE FORM

To: GigOptix, Inc.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.             ), hereby irrevocably elects to:

             (a) purchase              shares of the Common Stock of GigOptix, Inc. covered by such Warrant and herewith makes payment of $            , representing the full purchase price for such shares at the price per share provided for in such Warrant; or

             (b) exercise such Warrant for              shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of subsection 1(c) of such Warrant.

Please return a new Warrant certificate for              shares representing the unexercised portion of this Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties contained in subsection 4(b) and Section 5 of this Warrant, and by its signature below hereby makes such representations and warranties contained in subsection 4(b) and Section 5 of this Warrant to the Company

Signature:

Address:

EXHIBIT B

Form of Escrow Agreement

ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this “Agreement”) is made as of December 18, 2009, by and among GIGOPTIX, INC, a Delaware corporation (the “Company”), SANDGRAIN SECURITIES, INC., a New York corporation (“Placement Agent”), and Manufacturers and Traders Trust Company (“M&T Bank”) (the “Escrow Agent”), a New York banking corporation.

All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Securities Purchase Agreement between the Company and certain prospective Purchasers, as amended or supplemented from time-to-time, including all attachments, schedules and exhibits thereto (the “SPA”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of the SPA, the Company desires to sell (the “Offering”) up to 40 Units (the “Units”), each Unit comprised of (i) 12,500 shares of its common stock, $0.001 par value per share (the “Common Stock” and the shares of Common Stock offered herein being sometimes referred to herein as the “Shares”) and (ii) Common Stock Purchase Warrants (the “Warrants”), to purchase 12,500 shares of Common Stock at an exercise price of $2.50 per share (the “Warrant Shares”), at a purchase price of $25,000 per Unit for a maximum of 40 Units for an aggregate purchase price of ($1,000,000) (“Maximum Offering Amount”). There is no minimum offering amount. The Units, Common Stock, Warrants and Warrant Shares are collectively sometimes referred to herein as the “Securities”); and

WHEREAS, the Company and Placement Agent desire to establish an escrow account with the Escrow Agent into which the Company and Placement Agent shall instruct subscribers introduced to the Company by Placement Agent (the “Subscribers”) to deposit checks and other instruments for the payment of money for subscription for Securities made payable to the order of “M&T Bank as Escrow Agent for GigOptix, Inc.” and the Escrow Agent is willing to accept said checks and other instruments for the payment of money in accordance with the terms hereinafter set forth; and

WHEREAS, the proceeds from the sale of the Securities are to be held in escrow as follows, (x) first, pending the Placement Agent’s receipt of subscriptions (each a “Subscription Agreement” and collectively “Subscription Agreements”), (y) second, until receipt by the Escrow Agent of a Written Release Instruction(s) (as hereafter defined) during the remaining Offering Period and (z) last, until the expiration of the Offering Period or the receipt of Subscription Agreements equal to the Maximum Offering Amount; and

WHEREAS, the Company and Placement Agent represent and warrant to the Escrow Agent that they have not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Delivery of Escrow Funds.

(a) Placement Agent and the Company shall instruct Subscribers to deliver to Escrow Agent checks made payable to the order of “M&T Bank, as Escrow Agent for GigOptix, Inc.” or wire transfer to:

in each case, with the name, address and social security number or taxpayer identification number of the individual or entity making payment. In the event any Subscriber’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Subscriber, then Placement Agent and/or the Company agree to promptly provide Escrow Agent with such information in writing. The checks or wire transfers shall be deposited into a non interest-bearing account at M&T Bank entitled “M&T Bank, as Escrow Agent for GigOptix, Inc.” (the “Escrow Account”).

(b) The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c) The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account. If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Subscriber and advise the Company and Placement Agent promptly thereof.

2. Escrow Period. The Offering shall expire on 11:59 PM Eastern Time on December 23, 2009, unless at least on or prior to that date, the Escrow Agent receives written notice from the Company in the form of Exhibit A extending the Offering for an additional period at the sole discretion of the Company and Placement Agent, up to 45 days (such initial or extended period is defined as the “Offering Period”). If the date the Company extends the Offering is not a day that the Escrow Agent is opened for business, then the Offering Period shall be extended to the next day that the Escrow Agent is opened for business. The term “business day” as used in this Agreement means any day other than a Saturday, Sunday or a day that the Escrow Agent is not open for business.

3. Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a) In the event that the Company and Placement Agent advise the Escrow Agent in writing that the Offering has been terminated (the “Termination Notice”), the Escrow Agent shall promptly return the funds paid by each Subscriber to said Subscriber without interest or offset.

(b) In the event that funds are received by the Escrow Agent on or prior to 3 P.M. Eastern Time on the day the Offering Period expires, the Escrow Agent shall, upon receipt of written instructions, in form and substance satisfactory to the Escrow Agent (each, a “Written Release Instruction”), received jointly from the Company and the Placement Agent, pay the Escrow Funds in accordance with such written instructions, such payment or payments to be made by wire transfer within one (1) business day of receipt of the Written Release Instruction.

(c) The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

4. [Omitted].

5. Maximum Offering Amount Distribution. The Escrow Agent shall not accept any further subscription funds beyond the Maximum Offering Amount.

6. [Omitted].

7. Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a) The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by Placement Agent or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act singly on behalf of the Company and Placement Agent are stated in Schedule I, which is attached hereto and made a part hereof.

(b) The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. Neither the Escrow Agent, nor counsel for Placement Agent or the Company shall be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence of such persons.

(c) Placement Agent and the Company agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.

(d) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

8. Resignation and Termination of the Escrow Agent. The Escrow Agent may resign at any time by giving 30 days’ prior written notice of such resignation to Placement Agent and the Company. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow Funds that it receives until the end of such 30-day period. In such event, the Escrow Agent shall not take any action, other than receiving and depositing Subscribers checks and wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor. Upon receipt of such written designation signed by Placement Agent and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor. In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

9. Termination. The Company and Placement Agent may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice. In the event of such termination, the Company and Placement Agent shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Placement Agent, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and Placement Agent fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and M&T Corporate Trust Services shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

10. Investment. All funds received by the Escrow Agent shall be invested only in non-interest bearing bank accounts at M&T Bank.

11. Compensation. Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $1,000.00, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that becomes due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees. Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission. To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

12. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail) or by nationally recognized overnight courier service, to the addresses set forth below:

If to the Company, to:

GigOptix, Inc.

2400 Geng Road, Suite 100

Palo Alto, CA 94303

Attention: Dr. Avi Katz

Fax No.: (650) 424-1938

With a copy to:	Jeffrey C. Selman, Esq.
Nixon Peabody, LLP 200 Page Mill Road Second Floor Palo Alto, CA 94306-2022

With a copy to:

If to the Placement Agent, to:

Sandgrain Securities, Inc.,

1050 Franklin Avenue, Suite 300,

Garden City, New York 11530.

Attn.: Peter Grassel. Fax: (516) 741-0390,

With a copy to:

Law Office of Ronniel Levy, Esq.

22 West 48th Street, Suite 601

New York, New York 10036

Facsimile 646-219-1574

If to Escrow Agent:

Manufacturers & Traders Trust Company,

One M&T Plaza,

Buffalo NY 14203

Attention: Joan Stapley 7th FL CT,

Fax: (716) 842-5905

Phone (716) 842-5439

with a copy to

Steven Wattie,

One M&T Plaza Buffalo NY 14203

Fax (716) 842-5905.

13. General.

(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles.

(b) This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c) All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e) If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f) This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto. In case of conflict between this Agreement and any other agreement executed by the Company with Escrow Agent, this Agreement will prevail and control.

14. Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party. This Agreement may be executed in counterparts.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

COMPANY:

GIGOPTIX, INC.

By:
Name:	Avi Katz
Title:	Chief Executive Officer

PLACEMENT AGENT:

SANDGRAIN SECURITIES, INC.

By:
Name:
Title:

ESCROW AGENT:

MANUFACTURERS & TRADERS TRUST COMPANY

By:
Name:	Joan Stapley
Title:	Assistant Vice President

Schedule I

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and Placement Agent.

GIGOPTIX, INC.

Name	True Signature

Dr. Avi Katz

Ron Shelton

SANDGRAIN SECURITIES, INC.
Name	True Signature

Exhibit A

Date:

Manufacturers & Traders Trust Company

Attention: Joan Stapley

Dear Mr.                             :

In accordance with the terms of an Escrow Deposit Agreement dated December __, 2009, by and among GigOptix, Inc. (the “Company”), Sandgrain Securities. Inc. (“Placement Agent”), and Manufactures & Traders Trust Company (the “Escrow Agent”), the Company and Placement Agent hereby notifies the Escrow Agent that the Offering Period has been extended until                              , 20__. If this day is not a day that the Escrow Agent is opened for business, then the Offering Period shall be extended to the next day that the Escrow Agent is opened for business. This letter may be executed in counterparts. A facsimile shall be deemed an original.

Very truly yours,

GigOptix, Inc.

By:
Name:
Title:

Sandgrain Securities, Inc.

By:
Name:
Title: